SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported) - June 6, 2004
                                                            ------------


                          TELECOM COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


              Indiana              333-62236             35-2089848
              -----------------------------------------------------
   (State or other jurisdiction   (Commission           (IRS Employer
         of Incorporation)        File Number)        Identification No.)


                74 Shanan Road Panyu, Guangzhou, GD 511490, China
                -------------------------------------------------
              (Address of principal executive offices) (zip code)


      Registrant's telephone number, including area code - (8620) 8487 9179
                                                           ----------------

                                       N/A
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          (Former Name or Former Address, if changed since last report)

ITEM 5. OTHER EVENTS
        ------------

          On June 6, 2004, Telecom Communications, Inc. (the "Company") entered into a subscription agreement (the "Subscription Agreement") with certain subscribers identified on the signature page thereto (the "Subscribers"), under which the Company has agreed to issue and sell to the Subscibers in a private placement certain promissory notes each having a maturity date as set forth therein, in the total aggregate principal amount of $1,000,000, bearing interest at a rate of 6% per annum (the "Notes").

          The Notes are convertible into the Company's common stock, $.001 par value, at a price of $.20 per share. The conversion price of the Notes and the amount of shares issuable upon conversion of the Notes will be subject to anti-dilution adjustments under certain circumstances. The Subscribers can require that the Company redeem the Notes in the event that Company is either prohibited from or unable to timely issue the Shares.

          Neither the Notes sold to the Subscribers, nor the shares of common stock to be issued upon conversion of the Notes have been registered under the Securities Act of 1933. Accordingly, the Notes and the shares of common stock to be issued upon conversion of the Note may not be offered or sold in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements of the Securities Act of 1933, as amended.

          Pursuant to the Subscription Agreement, the Company is obligated to file a registration statement with the Securities and Exchange Commission to register the shares of the Company's common stock to be issued upon conversion of the Notes (i) once upon written request from the holders of more than 50% of the shares and (ii) upon written request of the holders upon notification of the Company's intention to register any of its securities. In the event that the Company misses either (i) the filing deadline (30 days after the Initial Closing
Date) or (ii) the effectiveness deadlines of 90 days after the filing date or 120 days after the filing date in the case of a review of the registration statement by the Securities and Exchange Commission, it will be subject to the penalties set forth therein.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
        ---------------------------------

           (c)  Exhibits

                10.1 Subscription Agreement, dated June 6, 2004 by and between Telecom Communictions, Inc. and the Subscribers.

                10.2 Convertible Promissory Note, dated June 6, 2004, issued by Telecom Communications, Inc. to Taikang Capital Managements Corporation, in the principal amount of $500,000.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TELECOM COMMUNICATIONS, INC.
                                                ----------------------------
                                                  (Registrant)


Dated: June 24, 2004                     By: /s/ Fred Chiyuan Deng
                                             -------------------------------
                                             President and CEO (Principal
                                               Executive Officer)


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                                INDEX TO EXHIBITS
                                -----------------

10.1 Subscription Agreement, dated June 6, 2004 by and between Telecom Communications, Inc. and the Subscribers.

10.2 Convertible Promissory Note, dated June 6, 2004, issued by Telecom Communications, Inc. to Taikang Capital Managements Corporation, in the principal amount of $500,000.